Exhibit 23.2



                          INDEPENDENT AUDITOR'S CONSENT


     We consent to the incorporation by reference in this Registration Statement of UnionBanCal Corporation on Form S-4 of our report dated January 25, 2002 on the financial statements of First Western Bank for the year ended December 31, 2001. We also consent to the reference to our Firm under the caption "Experts" in the Proxy, which is part of this Registration Statement.

                                      /s/ McGLADREY & PULLEN, LLP
                                      ----------------------------
                                          McGladrey & Pullen, LLP

Pasadena, California
May 8, 2002